                                                             OMB APPROVAL
                                                      --------------------------
                                                      OMB Number:      3235-0059
                                                      Expires:  January 31, 2008
                                                      Estimated average burden
                                                      hours per response......14

                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                                 ABN AMRO FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     3) Filing Party:

--------------------------------------------------------------------------------

     4) Date Filed:

--------------------------------------------------------------------------------
PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                        (ABN-AMRO ASSET MANAGEMENT LOGO)

                                 ABN AMRO FUNDS

                              IMPORTANT PROXY NEWS

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting is scheduled for August 25 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 866-390-7202. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit WWW.PROXYVOTE.COM and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                    1ABNAMRONOBO

                        (ABN-AMRO ASSET MANAGEMENT LOGO)

                                 ABN AMRO FUNDS

                              IMPORTANT PROXY NEWS

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting is scheduled for August 25 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY INTERNET.

Visit WWW.PROXYVOTE.COM and follow the simple on-screen instructions.

2. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

3. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the two options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                     1ABNAMROOBO

                        (ABN-AMRO ASSET MANAGEMENT LOGO)

                                 ABN AMRO FUNDS

                              IMPORTANT PROXY NEWS

                               PLEASE VOTE TODAY!

Dear Shareholder:

Recently, we distributed proxy materials regarding the Special Meeting of Shareholders of the ABN AMRO Funds. This meeting is scheduled for August 25 at 9:00 a.m. Eastern time at the offices of PFPC, Inc., 4400 Computer Drive, Westborough, MA 01581. To date, our records indicate that we have not received your voting instructions. We are still accepting votes to increase shareholder participation.

After careful consideration, the Board of Trustees of each Fund recommends that shareholders vote "FOR" each proposal. Your vote is important no matter how many shares you own. WE URGE YOU TO ACT PROMPTLY IN ORDER TO ALLOW US TO OBTAIN A SUFFICIENT NUMBER OF VOTES AND AVOID THE COST OF ADDITIONAL SOLICITATION.

If you should have any questions regarding the proposals, or require duplicate proxy materials, please contact Computershare Fund Services at 1-866-390-7202. Representatives are available Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m.

For your convenience, please utilize any of the following methods to submit your vote:

1. BY PHONE.

Please call Computershare Fund Services toll-free at 866-390-7202. Representatives are available to take your vote Monday through Friday between the hours of 9:00 a.m. and 11:00 p.m. and Saturday from 12:00 p.m. to 6:00 p.m. Eastern time. Please have your proxy card available.

2. BY INTERNET.

Visit HTTP://VOTE.PROXY-DIRECT.COM and follow the simple on-screen instructions.

3. BY TOUCH-TONE PHONE.

Dial the toll-free number found on your proxy card and follow the simple instructions.

4. BY MAIL.

Simply execute and return the enclosed proxy card in the envelope provided. However, please try to utilize one of the three options above to register your vote, so it may be received in time for the meeting.

IF YOU HAVE ALREADY VOTED BY UTILIZING ONE OF THESE METHODS, THEN YOU DO NOT NEED TO TAKE ANY ACTION.

                      WE NEED YOUR HELP. PLEASE VOTE TODAY!

                                                                     1REGABNAMRO

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                             ABN AMRO BALANCED FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Balanced Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_BAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for   [ ]         [ ]          [ ]
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for    [ ]         [ ]          [ ]
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_BAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                               ABN AMRO BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_BND

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.        [ ]         [ ]          [ ]

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_BND

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                       ABN AMRO INVESTMENT GRADE BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Investment Grade Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                        16539_IG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                  PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.        [ ]         [ ]          [ ]

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                    16539_IG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                              ABN AMRO MID CAP FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Mid Cap Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                        16539_MC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP       [ ]         [ ]          [ ]

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                    16539_MC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                              ABN AMRO GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_GRW

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.       [ ]         [ ]          [ ]

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_GRW

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                             ABN AMRO FUNDS                           PROXY
                          ABN AMRO HIGH YIELD BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO High Yield Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999          _________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_HYB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.       [ ]         [ ]          [ ]

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_HYB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                          ABN AMRO MID CAP GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Mid Cap Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999          _________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_MCG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.       [ ]         [ ]          [ ]

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.


                                   16539_MCG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                            ABN AMRO REAL ESTATE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Real Estate Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                        16539_RE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.       [ ]         [ ]          [ ]

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                    16539_RE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                          ABN AMRO MUNICIPAL BOND FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Municipal Bond Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                        16539_MB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,      [ ]         [ ]          [ ]
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                    16539_MB

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                             ABN AMRO FUNDS                           PROXY
                               ABN AMRO VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)


                            ----------------------------------------------------
                            Date                                       16539_VAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.      [ ]         [ ]          [ ]

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_VAL

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                    ABN AMRO/MONTAG & CALDWELL BALANCED FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Montag & Caldwell Balanced Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                      16539_MB_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.               [ ]         [ ]          [ ]

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_MB_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                     ABN AMRO/MONTAG & CALDWELL GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Montag & Caldwell Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                      16539_MG_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.               [ ]         [ ]          [ ]

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_MG_F

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                 ABN AMRO/RIVER ROAD DYNAMIC EQUITY INCOME FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/River Road Dynamic Equity Income Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999         __________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_DYN

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC       [ ]         [ ]          [ ]

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_DYN

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                    ABN AMRO/RIVER ROAD SMALL CAP VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/River Road Small Cap Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_SCV

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC       [ ]         [ ]          [ ]

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_SCV

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                       ABN AMRO/TAMRO LARGE CAP VALUE FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/TAMRO Large Cap Value Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_TLC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC            [ ]         [ ]          [ ]

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_TLC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                          ABN AMRO/TAMRO SMALL CAP FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO /TAMRO SMALL CAP Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_TSC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC            [ ]         [ ]          [ ]

        e.  Veredus Asset Management LLC                Not Applicable

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.


                                   16539_TSC

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                     ABN AMRO/VEREDUS AGGRESSIVE GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus Aggressive Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_VAG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC          [ ]         [ ]          [ ]

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,
            LLC                                         Not Applicable

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_VAG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                          ABN AMRO/VEREDUS SCITECH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus SciTech Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                        16539_VS

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC          [ ]         [ ]          [ ]

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                    16539_VS

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                                        YOUR PROXY VOTE IS IMPORTANT!

                                        AND NOW YOU CAN VOTE YOUR PROXY ON THE
                                        PHONE OR THE INTERNET.

                                        IT SAVES MONEY! TELEPHONE AND INTERNET
                                        VOTING SAVES POSTAGE COSTS. SAVINGS
                                        WHICH CAN HELP MINIMIZE FUND EXPENSES.

                                        IT SAVES TIME! TELEPHONE AND INTERNET
                                        VOTING IS INSTANTANEOUS - 24 HOURS A
                                        DAY.

                                        IT'S EASY! JUST FOLLOW THESE SIMPLE
                                        STEPS:

                                        1. READ YOUR PROXY STATEMENT AND HAVE IT
                                        AT HAND.

                                        2. CALL TOLL-FREE 1-866-241-6192 OR GO
                                        TO WEBSITE:
                                        HTTPS://VOTE.PROXY-DIRECT.COM

                                        3. ENTER THE 14-DIGIT NUMBER LOCATED IN
                                        THE SHADED BOX FROM YOUR PROXY CARD.

                                        4. FOLLOW THE RECORDED OR ON-SCREEN
                                        DIRECTIONS.

                                        5. DO NOT MAIL YOUR PROXY CARD WHEN YOU
                                        VOTE BY PHONE OR INTERNET.

                  Please detach at perforation before mailing.

PROXY                            ABN AMRO FUNDS                            PROXY
                       ABN AMRO/VEREDUS SELECT GROWTH FUND
      PROXY FOR SPECIAL MEETING OF SHAREHOLDERS TO BE HELD AUGUST 25, 2006
  THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF ABN AMRO FUNDS

The undersigned hereby appoints Teresa Hamlin and Aaron Remorenko, and each of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote all shares of ABN AMRO/Veredus Select Growth Fund (the "Fund") held of record by the undersigned on June 15, 2006, at the special meeting of shareholders to be held August 25, 2006, and any postponement or adjournments thereof.

By signing and dating the lower portion of this card, you authorize the proxies to vote the proposal as marked, or if not marked, to vote "FOR" the proposal, and to use their discretion to vote any other matter as may properly come before the meeting. If you do not intend to personally attend the meeting, please complete and mail this card at once in the enclosed envelope. The undersigned hereby revokes any proxy previously given.

This proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder(s). IF THIS PROXY IS PROPERLY EXECUTED AND RETURNED WITH NO DIRECTION MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSALS.

                            VOTE VIA THE INTERNET: HTTPS://VOTE.PROXY-DIRECT.COM

                            VOTE VIA THE TELEPHONE: 1-866-241-6192

                            999 99999 999 999           ________________________

                            NOTE: Please sign name or names as printed on the proxy to authorize the voting of your shares as indicated. Where shares are registered with joint owners, all joint owners should sign. Persons signing as executors, administrators, trustees, etc. should so indicate.


                            ----------------------------------------------------
                            Signature


                            ----------------------------------------------------
                            Signature (if held jointly)

                            ----------------------------------------------------
                            Date                                       16539_VSG

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

THE BOARD OF TRUSTEES OF ABN AMRO FUNDS RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSALS.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                  FOR       AGAINST      ABSTAIN
                                                  ---       -------      -------
1.   To approve a new investment advisory         [ ]         [ ]          [ ]
     agreement between the Fund and Aston Asset
     Management LLC ("Aston").

2.   To approve a new subadvisory agreement
     between Aston and each subadviser below:

        a.  ABN AMRO Asset Management, Inc.             Not Applicable

        b.  Montag & Caldwell, Inc.                     Not Applicable

        c.  River Road Asset Management LLC             Not Applicable

        d.  TAMRO Capital Partners LLC                  Not Applicable

        e.  Veredus Asset Management LLC          [ ]         [ ]          [ ]

        f.  MFS Institutional Advisers, Inc.            Not Applicable

        g.  Optimum Investment Advisers, LP             Not Applicable

        h.  Taplin, Canida & Habacht, Inc.              Not Applicable

        i.  McDonnell Investment Management,            Not Applicable
            LLC

        j1. ABN AMRO Asset Management, Inc. for         Not Applicable
            the equity component of the
            portfolio

        j2. Taplin, Canida & Habacht, Inc. for          Not Applicable
            the fixed income component of the
            portfolio

3.   To approve a "manager of managers"           [ ]         [ ]          [ ]
     structure for the Fund that, if approved
     by the Board of Trustees in the future,
     would permit the investment adviser to
     hire and replace subadvisers and to modify
     subadvisory agreements without shareholder
     approval.

                                   16539_VSG